UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 18, 2007
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 18, 2007, Itron, Inc. (Itron) completed the acquisition of Actaris Metering Systems (Actaris) for €800 million (approximately $1.1 billion) plus the retirement of approximately $644.0 million of debt. The acquisition was financed with a $1.2 billion senior secured credit facility from UBS Investment Bank, $235 million from the sale of 4.1 million shares of common stock to certain institutional investors and cash on hand. The Actaris acquisition includes all of Actaris’ electricity, gas and water meter manufacturing and sales operations, located primarily outside of North America.

Prior to the acquisition, Itron was not affiliated with Actaris or any of its affiliates, directors, officers or any associates of any director or officer. Itron’s past business transactions with Actaris consisted of manufacturing support services provided by Itron’s Electricity Metering segment; such support services were phased out by December 31, 2004.

The foregoing summary is qualified in its entirety by reference to the full text of the Stock Purchase Agreement attached hereto as Exhibit 2.1 and the Amendment No. 1 to Stock Purchase Agreement attached hereto as Exhibit 2.2, incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The acquisition was financed in part by a $1.2 billion senior secured credit facility from UBS Investment Bank.  The facility is comprised of a $605.1 million first lien U.S. denominated term loan; a €335 million first lien Euro denominated term loan; a £50 million first lien GBP denominated term loan; and a $115 million multicurrency revolving line-of-credit, which was undrawn at close. Several factors determine the principal payments, interest and maturity terms, which are outlined in the credit agreement attached hereto as Exhibit 4.1, incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Malcolm Unsworth, age 57, Itron’s former Sr. Vice President of Hardware Solutions, has moved to Brussels to assume the day-to-day operations of the company as Actaris’ Chief Operating Officer.  Mr. Unsworth joined Itron in July 2004 as part of our Electricity Metering acquisition. Mr. Unsworth spent 25 years with Schlumberger, including 11 associated with the electricity meter business where he served as President of Schlumberger’s electricity metering business. Mr. Unsworth also served as Vice President and General Manager of Schlumberger’s North America Operations in charge of water, electricity and gas products.

Philip Mezey, age 47, Itron’s former Sr. Vice President of Software Solutions, has been appointed as the Chief Operating Officer of Itron’s operations. Mr. Mezey joined Itron in March 2003 as Managing Director of Software Development for Itron’s Energy Management Solutions Group upon Itron’s acquisition of Silicon Energy Corp. (Silicon). Mr. Mezey joined Silicon in 2000 as Vice President, Software Development. Prior to joining Silicon, Mr. Mezey was a founding member of Indus, a leading provider of integrated asset and customer management software and was with Indus for 12 years with various responsibilities for product development and services for utility solutions.

In light of the additional responsibilities assumed by Itron’s executives, the Compensation Committee of the Board of Directors approved certain compensation adjustments. Mr. Unsworth and Mr. Mezey’s salaries were increased to $410,000 and $400,000, respectively. In addition, the performance awards associated with the Itron’s annual incentive program were increased for Mr. Unsworth, Mr. Mezey, Mr. Helmbrecht and Mr. Holleran to 75% of their salary. The Board of Directors approved an increase in Mr. Nosbaum’s annual performance award to 100% of his salary.

In connection with Mr. Unsworth’s move to Brussels, Itron has provided Mr. Unsworth a Foreign Assignment Program agreement effective June 1, 2007, which provides the terms of Mr. Unsworth’s foreign assignment, including the duration, his compensation and associated benefits. The Foreign Assignment Program agreement is attached hereto as Exhibit 10.1, incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 18, 2007, Itron issued a press release announcing the Actaris acquisition. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
To be filed by amendment not later than 71 calendar days after the date that this report must be filed.
.
(b)	Pro forma financial information.
To be filed by amendment not later than 71 calendar days after the date that this report must be filed.

(d)	Exhibits.
The following exhibits are filed as part of this report:

Exhibit Number	Description

2.1	Stock Purchase Agreement between the stockholders of Actaris Metering Systems S.A., LBO France Gestion SAS and Itron, Inc., dated February 25, 2007.
2.2	Amendment No. 1 to Stock Purchase Agreement between Actaris Metering Systems S.A., LBO France Gestion SAS and Itron, Inc., dated April 18, 2007.
4.1	Credit Agreement dated April 18, 2007, among Itron, Inc. and the subsidiary guarantors and UBS Securities LLC, Wells Fargo Bank, National Association and Mizuho Corporate Bank, Ltd..
4.2	Security Agreement dated April 18, 2007, among Itron, Inc. and the subsidiary guarantors and Wells Fargo Bank, National Association as Collateral Agent.
10.1	Foreign Assignment Program agreement between Malcolm Unsworth and Itron, Inc.
99.1	Press release dated April 18, 2007

The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.’s Annual Report on Form 10-K and other of the Company’s filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 24, 2007	ITRON, INC. By: /s/ Steven M. Helmbrecht
Steven M. Helmbrecht Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement between the stockholders of Actaris Metering Systems S.A., LBO France Gestion SAS and Itron, Inc., dated February 25, 2007.
2.2	Amendment No. 1 to Stock Purchase Agreement between Actaris Metering Systems S.A., LBO France Gestion SAS and Itron, Inc., dated April 18, 2007.
4.1	Credit Agreement dated April 18, 2007, among Itron, Inc. and the subsidiary guarantors and UBS Securities LLC, Wells Fargo Bank, National Association and Mizuho Corporate Bank, Ltd..
4.2	Security Agreement dated April 18, 2007, among Itron, Inc. and the subsidiary guarantors and Wells Fargo Bank, National Association as Collateral Agent.
10.1	Foreign Assignment Program agreement between Malcolm Unsworth and Itron, Inc.
99.1	Press release dated April 18, 2007